UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                October 19, 2005

                       ULTRA PURE WATER TECHNOLOGIES, INC.
                (formerly known as HUNDRED MILE PLUS LTD., INC.)
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               (Exact Name of Registrant as Specified in Charter)


         Florida                         000-28267               90-0224344
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


  310 East Gloria Switch Road, Lafayette, Louisiana               70507
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      (Address of principal executive offices)                 (Zip code)


     Registrant's telephone number, including area code:      (337) 233-7317




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

         On October 6, 2005, Ultra Pure Water Technologies, Inc., a Florida corporation (the "Company"), entered into a Program Agreement (the "Program Agreement") with Noreast Capital Corporation, a Maryland corporation ("Noreast"), pursuant to which Noreast has agreed to finance the installation of "Ice Island" self-contained ice production machines (the "Ice Island Machines") that will be manufactured, marketed, sold and managed by the Company and its affiliates through a fee-per-use vendor program developed specifically for the Company (the "Program Agreement").

         In connection with entering into the Program Agreement, Noreast issued a letter to the Company (the "Letter of Commitment"), wherein Noreast memorialized its commitment to finance no less than 5,000 Ice Island Machines; however, such commitment is contingent upon the credit worthiness of the potential lessee that desires to enter into the Program Agreement. The Company intends to lease its Ice Island Machines to national and regional convenience and grocery store chains, each of which have a total of 15 to approximately 7,000 stores nationwide.

         The total amount of financing to be provided by Noreast under the Program Agreement will depend entirely upon (i) the number of Ice Island Machines leased to each location/store, and (ii) the configuration and capacity of each leased Ice Island Machine. Based on the Company's business model, it estimates that between $0 and approximately $75 million in total financing will be provided by Noreast; the former assuming no Ice Island Machines are leased and the latter assuming that approximately 5,000 standard capacity Ice Island Machines are leased.

         Pursuant to the terms set forth in the Program Agreement, Noreast will be responsible for all billing to and collection from the lessees of the Ice Island machines for those Lessees that lease the Ice Island Machines from Noreast. The standard term of the lease for the Ice Island machines will be five years or the date on which the lessee purchases the number of bags of ice required to be purchased under the Program Agreement.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits


Exhibit             Description                                Location

                    Program Agreement, by and between Noreast
  Exhibit 10.1      Capital Corporation and Ultra Pure Water   Provided herewith
                    Technologies, Inc.

                    Letter of Commitment, dated October 12,
  Exhibit 10.2      2005, issued to Ultra Pure Water           Provided herewith
                    Technologies, Inc. by Noreast Capital
                    Corporation

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 19, 2005         ULTRA PURE WATER TECHNOLOGIES, INC.


                                By: /s/ DANIEL D. LEBLANC
                                    --------------------------------------------
                                    Name:  Daniel D. LeBlanc
                                    Title: President and Chief Executive Officer

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